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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     November 20, 1998 (September 9, 1998)



                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
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             (Exact name of registrant as specified in its charter)



          Tennessee                      0-16162                 62-1240866
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


3401 West End Avenue, Suite 500, Nashville, Tennessee                 37203
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      (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (615) 383-0376



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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This current report on Form 8-K/A amends and supersedes, to the extent set forth herein, subsections (a) and (b) of "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" of the Registrant's Current Report on Form 8-K, as filed on September 24, 1998. Upon completion of the significant subsidiary tests pursuant to Rule 3-05 of Regulation S-X, the Registrant has determined that Item 7 financial data is not required.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None required

         (b)      Pro Forma Financial Information.

                  None required




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHILDREN'S COMPREHENSIVE SERVICES, INC.


Date:    November 20, 1998              By: /s/ Donald B. Whitfield
                                            ------------------------------------
                                            Donald B. Whitfield
                                            Vice President of Finance and
                                            Chief Financial Officer






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